July 30, 2021

Supplement

SUPPLEMENT DATED JULY 30, 2021 TO THE SUMMARY PROSPECTUS OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
INCOME PLUS PORTFOLIO
(the "Fund")
CLASS X
Dated April 30, 2021

Effective immediately, Christian Roth no longer serves as a portfolio manager of the Fund and Angie Salam now serves as a portfolio manager of the Fund.

Accordingly, the section of the Summary Prospectus entitled "Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

Portfolio Managers. The Fund is managed by members of the Global Fixed Income team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Joseph Mehlman	Managing Director	November 2008
Angie Salam	Executive Director	July 2021

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.